SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

December 3, 2004

Quepasa Corp.

(Exact name of registrant as specified in its charter)

Nevada	0-25565	86-0879433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. Number)

410 No. 44th Street

Suite 450

Phoenix, AZ 85008

(Address of principal executive offices)

Registrant’s telephone number, including area code: (602) 716-0100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

On November 30, 2004, Quepasa Corporation (the “Company”) commenced a private placement of its securities offering for an aggregate of 500,000 units at $6.25 per unit solely to accredited investors pursuant to Section 4(2) of the Securities Act of 1933, as amended and Regulation D Rule 506 promulgated there under.

Each unit consists of two shares of the Company’s Common stock and four tenths of a common stock purchase warrant exercisable at $4.50 per share for two years. As of December 3, 2004 the Company had sold 328,000 shares through an NASD member firm.

As of this date the Company is finalizing the receipt of cash and subscription documentation for the balance of the units offered.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quepasa Corp. (Registrant)

By:	/s/ CHARLES B. MATHEWS
Charles B. Mathews Chief Financial Officer

Dated: December 9, 2004